Exhibit 10.18

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF
COMMAND CENTER, INC.

Dated October 24, 2008

The following actions of the Board of Directors of Command Center, Inc., a Washington corporation (the “Company”), were approved as of the date first written above by unanimous written consent pursuant to RCW 23B.08.210.  By their signatures below, without the formality of convening a meeting, all of the directors of the Company hereby consent to, adopt, ratify, confirm, and approve the resolutions set forth herein.

Stock Repurchase Program

WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to repurchase shares of its common stock ($0.001 par value) from time to time  in the open market as market conditions, cash reserves, cash flow and the balancing of uses of cash for operations, growth and share repurchase may allow.

IT IS RESOLVED, that the Company is authorized to repurchase shares of its common stock from time to time from the date of this Unanimous Consent through October 23, 2011, for an aggregate purchase price of not more than $3,000,000.

RESOLVED FURTHER, that the Chief Executive Officer and the Chief Financial Officer, or either of them, are authorized for and on behalf of the Company to determine the timing and amounts of such stock repurchase transactions and to direct such transactions consistent with these resolutions as they shall determine in their sole and unrestricted discretion to be appropriate.

RESOLVED FURTHER, the shares of common stock, when repurchased by the Company, will become treasury shares.

RESOLVED FURTHER, that the Chief Executive Officer and the Chief Financial Officer, or either of them, are hereby authorized and directed to engage brokers and advisors, sign and deliver all instruments and documents and to take or cause to be taken any and all action, for and on behalf of and in the name of the Company, as in their sole discretion, will be necessary, desirable, or appropriate in order to implement this stock repurchase program.

Incentive Stock Plan

WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to adopt a stock incentive plan to grant incentive stock options and nonqualified stock options to key employees, consultants, advisors and directors of the company.

WHEREAS, the purposes of the stock incentive plan are to promote the success and enhance the value of the Company by linking the personal interests of employees, officers, consultants, advisors and directors to those of the Company shareholders, to provide an incentive for outstanding performance and to aid in the recruitment and retention of well qualified individuals.

IT IS RESOLVED,  that the 2008 Stock Incentive Plan, in the form attached hereto as Exhibit A, is hereby approved, ratified and adopted.

RESOLVED FURTHER, that the 2008 Stock Incentive Plan will become effective when approved by the shareholders of the Company.  The Secretary is hereby authorized and directed to submit the 2008 Stock Incentive Plan to a vote of the shareholders for approval at the annual meeting of the shareholders.

RESOLVED FURTHER, that the Compensation Committee is hereby appointed as Administrator of the Plan and is instructed, upon approval of the shareholders, to implement the plan and to take all such actions as may be necessary or useful establish and maintain the Plan.

RESOLVED FURTHER, that the Compensation Committee, as Administrator of the 2008 Stock Incentive Plan, is hereby granted all of the authority specifically enumerated in the Plan.

RESOLVED FURTHER, that the officers of the Company, and each of them, are hereby authorized and directed to sign, execute, certify to, verify, acknowledge, deliver, attest, accept, file, and record any and all instruments and documents and to take or cause to be taken any and all action, for and on behalf of and in the name of the Company, or otherwise, as, in such authorized officer’s sole discretion, will be necessary, desirable, or appropriate in order to implement the Plan or otherwise to effectuate the purposes of the foregoing resolutions.

RESOLVED FURTHER, that the Company shall set aside and reserve 6,400,000 shares of the common stock of the Company, $0.001 par value, for the purpose of satisfying the exercise of option awards issued under the 2008 Stock Incentive Plan.

RESOLVED FURTHER, upon approval of the 2008 Stock Incentive Plan by the shareholders, the authorized officers of the Company shall prepare and file an S-8 registration statement with the Securities  and Exchange Commission for the purpose of registering the common shares reserved for the exercise of options.

Employee Stock Purchase Plan

WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to adopt an employee stock purchase plan to provide to eligible employees who wish to become shareholders in the Company a convenient method of doing so.

IT IS RESOLVED,  that the 2008 Employee Stock Purchase Plan, in the form attached hereto as Exhibit B (the “ESPP”), is hereby approved, ratified and adopted.

RESOLVED FURTHER, that the ESPP will become effective when approved by the shareholders of the Company.  The Secretary is hereby authorized and directed to submit the ESPP to a vote of the shareholders for approval at the annual meeting of the shareholders.

RESOLVED FURTHER, that the Company shall set aside and reserve 1,000,000 shares of the common stock of the Company, $0.001 par value, for the shares to become available under the ESPP.

RESOLVED FURTHER, upon approval of the ESPP by the shareholders, the authorized officers of the Company shall prepare and file a registration statement with the Securities  and Exchange Commission on Form S-8 or other  appropriate form, for the purpose of registering the common shares reserved for the ESPP.

RESOLVED FURTHER, that the Chief Financial Officer and the General Counsel, and each of them, are hereby authorized and directed to sign, execute, certify to, verify, acknowledge, deliver, attest, accept, file, and record any and all instruments and documents and to take or cause to be taken any and all action, for and on behalf of and in the name of the Company, or otherwise, as, in such authorized officer’s sole discretion, will be necessary, desirable, or appropriate in order to implement the ESPP or otherwise to effectuate the purposes of the foregoing resolutions

Independent Accounting Firm

IT IS RESOLVED, that the Board of Directors hereby ratifies and approves the engagement by the Audit Committee of DeCoria, Maichel & Teague as the independent accountants for the Company for 2008.

RESOLVED FURTHER, the Secretary of the Company is hereby authorized and directed to submit to a vote of the shareholders at the annual shareholders meeting the approval and ratification of DeCoria, Maichel & Teague as the independent accountants for the company for 2008.

Annual Shareholders Meeting, Record Date and Proxy Statement

RESOLVED, that the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company shall be held on January 20, 2009, at 10:00 a.m. Pacific Standard Time, at the corporate offices of the Company, or at such other place or time as shall be designated by the Secretary of the Company.

RESOLVED FURTHER, that the record date for stockholders entitled to notice of and to vote at the Annual Meeting be, and hereby is, fixed as the close of business on December 2, 2008 (the “Record Date”).

RESOLVED FURTHER, that the persons nominated for election as directors at the Annual Meeting include: Glenn Welstad, Brad Herr, Todd Welstad, Ralph Peterson and John Schneller.

RESOLVED FURTHER, that the matters submitted to a vote of the shareholders at the Annual Meeting shall include: (1) election of directors; (2) approval of the 2008 Stock Incentive Plan; (3) approval of the 2008 Employee Stock Purchase Plan; and (4) approval of the selection of DeCoria, Maichel & Teague as the independent accountants for the Company for 2008.

RESOLVED FURTHER, that the Chief Executive Officer, the Secretary and the General Counsel (the “Authorized Officers”) are hereby authorized to prepare or cause to be prepared a Notice and Proxy Statement (the “Proxy Statement”), Proxy Card and Annual Report on Form 10-K.

RESOLVED FURTHER, that the Authorized Officers of the Company be, and each of them hereby is, authorized and directed to file such materials with the Securities and Exchange Commission (the “SEC”) and to mail or cause to be mailed the Proxy Statement and Proxy Card to all stockholders of the Company as of the Record Date.

RESOLVED FURTHER, that the Secretary of the Company is authorized and directed to file with the SEC as appendices to the proxy statement the Charters of the Audit, Compensation and Nominations and Corporate Governance Committees and the Financial Code of Ethics.

RESOLVED FURTHER, that the Authorized Officers of the Company are hereby authorized and directed to prepare or cause to be prepared any other necessary or appropriate documents for the Annual Meeting and any adjournments thereof.

RESOLVED FURTHER, that the Authorized Officers, or any one or more of them acting in the absence of others, with full power of substitution be, and each of them hereby is, appointed to act as proxy for the proxies solicited by the Board of Directors for the Annual Meeting and any adjournments thereof.

RESOLVED FURTHER, that Columbia Stock Transfer be, and hereby is, appointed as the Inspector of Votes for the Annual Meeting and any adjournment thereof, to (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at the Annual Meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) to certify the determination of the number of shares represented at the meeting and the count of all votes and ballots.

General

RESOLVED FURTHER, that this Unanimous Written Consent of the Board of Directors of Command Center, Inc. may be executed in one or more facsimile or other counterparts, all of which together will be deemed to be one and the same instrument.

IN WITNESS  WHEREOF, the undersigned members of the Board of Directors of Command Center, Inc. have executed this Unanimous Written Consent to be effective as of the date first written above.

/s/ Glenn Welstad	/s/ Brad Herr

Glenn Welstad, Director	Brad Herr, Director

/s/ Todd Welstad	/s/ John Schneller

Todd Welstad, Director	John Schneller, Director

/s/ Ralph Peterson

Ralph Peterson, Director